SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.   )


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c)
    or Section 240.14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                   SOUTHEASTERN MICHIGAN GAS ENTERPRISES, INC.
                (Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
    or Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act
    Rule 14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1) Title of each class of securities to which transaction applies:
        ________________________________________________________________________
     2) Aggregate number of securities to which transaction applies:
        ________________________________________________________________________
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
        ________________________________________________________________________
     4) Proposed maximum aggregate value of transaction:
        ________________________________________________________________________
     5) Total fee paid:
        ________________________________________________________________________
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ________________________________________________________________________
     2) Form, Schedule or Registration Statement No.:
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     4) Date Filed:
        ________________________________________________________________________

                                     [LOGO]
                                  SOUTHEASTERN
                            MICHIGAN GAS ENTERPRISES



                 NOTICE OF ANNUAL MEETING OF COMMON SHAREHOLDERS
                          TO BE HELD ON APRIL 18, 1995



To the Common Shareholders of

     SOUTHEASTERN MICHIGAN GAS ENTERPRISES, INC.

     NOTICE IS HEREBY GIVEN pursuant to call by the Board of Directors of the Company in accordance with the laws of Michigan that the Annual Meeting of Shareholders of Southeastern Michigan Gas Enterprises, Inc. (the Company) will be held at the McMorran Auditorium, 701 McMorran Boulevard, Port Huron, Michigan (see map on back), on Tuesday, April 18, 1995 at 2:00 p.m., for the following purposes:

          I.   To elect four members to the Board of Directors.

         II. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Common Shareholders of record at the close of business on February 21, 1995, will be entitled to notice of and to vote at the meeting or at any adjournment thereof.

     Whether or not you expect to attend the meeting, please sign, date and return the accompanying proxy in the enclosed envelope, which requires no postage if mailed in the United States. If you should attend, you may vote in person, if you wish, whether or not you have sent in your proxy.

                                        By order of the Board of Directors


                                        Lawrence J. Gagnon
                                           (Signature)
                                        Lawrence J. Gagnon, Secretary




405 Water Street, P.O. Box 5026, Port Huron, Michigan 48061-5026, Phone (810) 987-2200

                                     [LOGO]
                                  SOUTHEASTERN
                            MICHIGAN GAS ENTERPRISES



                                 PROXY STATEMENT

     The enclosed proxy, mailed on or about March 21, 1995, is solicited on behalf of the Board of Directors of Southeastern Michigan Gas Enterprises, Inc. (the Company) for use at the Annual Meeting of the Shareholders of the Company on Tuesday, April 18, 1995, at 2:00 p.m., and any adjournments thereof.

     A Shareholder giving the enclosed proxy (or his authorized representative) may revoke it any time before it is exercised by executing a subsequent proxy, or by oral or written notice to the Company or by voting in person at the meeting.

     The Company will bear the cost of management soliciting proxies, including charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of stock. In addition to mailings, proxies may be solicited by personal interview, telephone or telegraph by certain of the Company's employees without compensation. The Company may also retain and compensate one or more outside organizations to assist in soliciting proxies.

     A copy of the Company's 1994 Annual Report is enclosed.


               STOCK OUTSTANDING, VOTING RIGHTS AND VOTES REQUIRED

     Only Common Shareholders of record on the Company's stock transfer books at the close of business on February 21, 1995 (the record date) will be entitled to vote at the meeting.

     The Company had approximately 11,336,000 shares of Common Stock, $1 Par Value (Common Shares), outstanding on the record date. A majority of the Common Shares entitled to vote constitutes a quorum.

     Common Shareholders are entitled to cumulative voting for directors. Each Common Shareholder may cast a number of votes equal to the number of shares held on the record date multiplied by the number of directors to be elected. The shareholder may cast all votes for a single director or distribute them among the directors to be voted for, as the shareholder sees fit.

     To the Company's knowledge, only the following persons own beneficially more than 5% of the common stock as of the record date:

                                                                             Number
                                                                           of Shares
         Title of                  Name and Address                       Beneficially    Percent of
          Class                   of Beneficial Owner                        Owned          Class
Common Stock, $1 Par Value   Southeastern Michigan Gas Enterprises, Inc.
                             Employee Stock Ownership Trust
                             405 Water Street
                             Port Huron, Michigan 48060                     864,591<F1>      7.6%
_____________________

<F1>
The Company's Employee Stock Ownership Trust (ESOT) has the following trustees: Ward N. Kirby, Robert F. Caldwell, D. Kent Herzer and Nancy C. Rankin. The shares held by the ESOT will be voted by the individual participant to the extent such shares are allocated to the participant's account. The Trustees have the power to sell shares in the ESOT and can vote unallocated shares (approximately 9,077 shares).

     Management's security ownership as of the record date is:

                                                                      Amount and
                                                                      Nature of        Percent
                                    Name of                           Beneficial          of
    Title of Class             Beneficial Owner                      Ownership<F2>      Class
Common Stock, $1 Par Value   Directors, Nominees and
                              Executive Officers --
                               Frank G. Andreoni                       17,367            <F1>
                               Daniel A. Burkhardt                      1,049 <F4>       <F1>
                               Robert F. Caldwell                      13,470 <F3>       <F1>
                               Marcia M. Chmielewski                    1,887 <F3>       <F1>
                               John T. Ferris                          26,355            <F1>
                               Michael O. Frazer                        7,435            <F1>
                               Lawrence J. Gagnon                       2,061 <F3>       <F1>
                               Ward N. Kirby                            7,534 <F3>       <F1>
                               Harvey I. Klein                            832 <F4>       <F1>
                               William March                            2,181            <F1>
                               Frederick S. Moore                           0 <F4>       <F1>
                               Edith A. Stotler                         1,190 <F4>       <F1>
                               Donald W. Thomason                       1,400 <F4>       <F1>
                               Robert J. Thomson                       87,613            <F1>
                               John W. Wirtz                            8,574            <F1>
                             All directors, nominees and
                              executive officers as a group           178,954            1.6

Cumulative Preferred Stock
 of Subsidiary --            Directors, Nominees and
 Southeastern Michigan Gas    Executive Officers --
  Company                      Robert F. Caldwell                          43            <F1>
                               Ward N. Kirby                               32            <F1>
                             All directors, nominees and
                              executive officers as a group                75            <F1>
___________________

<F1>
Less than one percent.
<F2>
Each of the identified beneficial owners has sole voting and investment power as to all of the shares shown with the exception of those held by certain officers and directors jointly with their spouses or directly by their spouses, minor children, or certain other relatives, and with the exceptions described in <F3> below. None of the shares shown is a share as to which the person shown as the beneficial owner has the right to acquire beneficial ownership in the future.
<F3>
Inclusive of the individual's beneficial interest in shares held by ESOT as follows:

                                                         Common Shares
          Name                                            Held by ESOT

          Robert F. Caldwell                                  8,270
          Marcia M. Chmielewski                               1,394
          Lawrence J. Gagnon                                    949
          Ward N. Kirby                                       3,915
          All directors, nominees and executive
           officers as a group                               14,528

Such persons may vote their shares held by ESOT. Such persons have no investment power as to the shares held by the ESOT except for certain limited rights of diversification required to be granted under the Internal Revenue Code.
<F4>
Pursuant to a resolution adopted by the Board in 1994, Board members are required to own a minimum of 2,000 shares of Company common stock within 60 months of the adoption of the resolution (for new members, the deadline is 60 months from election to the Board); lesser minimums are required after 18, 36 and 54 months from such dates.

                      RESPECTING THE ELECTION OF DIRECTORS

     The Company's Articles of Incorporation provide for three classes of directors. The term of office of each class is three years and the term of one class expires each year. The Company's Bylaws provide for a Board of Directors with eleven members. The classes will be comprised of as nearly equal a number of directors as possible. Therefore, approximately one-third of the Board of Directors will be elected at each Annual Meeting of Shareholders. In case of a vacancy in the Board of Directors, the remaining Directors, by a majority vote, could elect a successor to serve until the next election of the class for which the director was chosen.

     Four directors are to be elected at this Annual Meeting, three of whom are to be elected for a term of three years and one of whom is to be elected for a term of two years. In each case directors will serve until a successor has been elected and qualified. The two-year term represents the remainder of Mr. Thomson's term. Mr. Thomson has chosen to resign as of the adjournment of the upcoming shareholders' meeting. It is the intention of the persons named in the enclosed Form of Proxy, unless otherwise instructed by the shareholder, to vote for the election of the persons listed below.

                               Robert F. Caldwell
                                  Ward N. Kirby
                               Donald W. Thomason
                          Frederick S. Moore (2 years)

     The Board does not contemplate that any nominee will become unavailable for any reason. Should that occur before the meeting, however, proxies will be voted for another person selected by the Board.

     The persons named in the enclosed proxy form also reserve the right to vote the proxies cumulatively and for less than all of the nominees, but do not intend to do so unless other nominees are nominated at the meeting. In any case, the proxies will not vote for any nominees other than those named, unless a nominee becomes unavailable as described above.


               INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

               Name, Position with the Company<F1> and                                                    Director
               Business Experience During Past Five Years                                         Age   Since
NOMINEES (for terms expiring 1998)
Robert F. Caldwell..............................................................................  39     1992
  Executive Vice President of the Company since April 1993, Senior Vice President of the
  Company from April 1991 to April 1993, Vice President from February 1989 to April 1991,
  Secretary from January 1985 to February 1991, Treasurer from January 1985 to February 1989.
Ward N. Kirby...................................................................................  55     1992
  President of the Company since April 1993, Executive Vice President of the Company from
  April 1991 to April 1993, Vice President from February 1989 to April 1991, President of
  Southeastern Michigan Gas Company from April 1986 to February 1989.
Donald W. Thomason..............................................................................  51      --
  Executive Vice President - Corporate Services and Technology of the Kellogg Company since
  September 1990; prior thereto, a vice president of Kellogg and a division executive vice president.

NOMINEE (for term expiring 1997)
Frederick S. Moore..............................................................................  56      --
  President and Chairman DSLT Inc., a holding company with subsidiaries serving the food service industry and engaging in the real estate development business.

OTHER DIRECTORS (terms expiring 1996)
Frank G. Andreoni...............................................................................  65     1978
  Port Huron City Chairman of Michigan National Bank since July 1994 and Port Huron City
  President prior thereto.
Daniel A. Burkhardt.............................................................................  47     1993
  Associated with Edward D. Jones & Co., a securities brokerage firm, since 1978; Principal in
  Investment Banking Department of Jones; Member of Jones' Investment Policy Committee;
  Director of: Essex County Gas Co., Galaxy Cablevision Management, Mid-America Realty
  Investments, Inc. and St. Joseph Light & Power Co.
Harvey I. Klein.................................................................................  55     1993
  Retired as Manager of Advanced Vehicle/Safety and Fuel Economy Planning of Ford Motor Company
  in January 1995; prior thereto, employed by Ford Motor Company since 1962 in positions of increasing responsibility.
William March...................................................................................  69     1990
  President of Peninsular Gas Company, a gas utility serving a portion of the upper peninsula of Michigan.

OTHER DIRECTORS (terms expiring 1997)
John T. Ferris..................................................................................  44     1994
  Senior Partner in law firm of Ferris & Schwedler, P.C. in Bad Axe, Michigan, former prosecutor for Huron County, Michigan.
Michael O. Frazer...............................................................................  56     1986
  Attorney practicing in Battle Creek, Michigan.
Edith A. Stotler................................................................................  48     1987
  Partner, Stotler Grain Company; President, Homer Grain Company since 1990; Vice President and
  Director, Utilities Group, Canadian Imperial Bank of Commerce, Inc., Chicago, Illinois from
  December 1988 to February 1990 and Assistant General Manager -- Utilities Group prior thereto.
_________________

<F1>
Other than Messrs. Kirby and Caldwell, each director's and nominee's principal employment is and has been with a company which is not affiliated with the Company.

                            OTHER EXECUTIVE OFFICERS

     Marcia M. Chmielewski (age 36) was elected Vice President of the Company on October 13, 1994. She has also served as Treasurer and Assistant Secretary since August 20, 1992, and has been with the Company in other capacities since 1986.

     Lawrence J. Gagnon (age 48) was elected Vice President on April 20, 1993, and has been Secretary and General Counsel of the Company since February 1, 1991. Prior thereto he was a partner in the law firm of Loomis, Ewert, Ederer, Parsley, Davis and Gotting and acted as outside counsel to the Company since 1977.

     The term of each executive officer expires April 18, 1995, or when a successor is elected and qualified.


                   CERTAIN BUSINESS RELATIONSHIPS OF DIRECTORS

     In January 1994 the Company issued 747,500 shares of Common Stock in a public offering. Edward D. Jones & Co. acted as one member of the selling group for this offering and sold 75,000 of these shares. Mr. Burkhardt is a Principal of Jones' Investment Banking Department and a member of Jones' Investment Policy Committee.


                      COMMITTEES OF THE BOARD OF DIRECTORS

     The Company's Audit Committee members are Michael O. Frazer, Chairman, John T. Ferris, Edith A. Stotler and John W. Wirtz. The committee held 3 formal meetings in 1994. The Audit Committee's functions are primarily to review with the independent public accountants and the Company's internal auditors their respective reports and audit findings and the scopes and plans of their future audit programs and to meet with the officers of the Company and separately with the independent public accountants and with the internal auditors to review annual financial statements, accounting and financial controls and compliance with appropriate codes of conduct. The committee also recommends to the Board the independent public accountants.

     The Company's Executive Compensation Committee members are Frank G. Andreoni, Chairman, Harvey I. Klein, Edith A. Stotler and John W. Wirtz. The committee held 9 formal meetings in 1994. The Executive Compensation Committee, after review and analysis of available data, recommends compensation of Executive Officers and Directors to the Board of Directors.

     The Company's Nominating Committee members are Daniel A. Burkhardt, Chairman, Frank G. Andreoni, William March and Edith A. Stotler. The committee held 5 meetings in 1994. The functions of the Nominating Committee are to recommend to the Board: directors to serve as chairmen and members of the Board committees, candidates to serve as trustees of employee benefit plan trusts, candidates to fill Board vacancies, the slate of director candidates for shareholder approval, personal qualifications criteria for Board membership and general criteria regarding Board committee composition. Recommendations by shareholders of candidates for Board membership will be considered by the Nominating Committee. Such recommendations should be sent to the Nominating Committee of the Board of Directors at 405 Water Street, Port Huron, Michigan 48060.

     The Board of Directors held 7 meetings during 1994. Each director attended 75% or more of the total meetings of the board and the committees on which each served in 1994.


                      SECTION 16(a) REPORTING REQUIREMENTS

     Pursuant to Section 16(a) of the Securities Exchange Act of 1934, directors and executive officers must file a form with the Securities and Exchange Commission to report changes in their ownership of Company stock during the prior month. All such reports were filed timely for 1994 except for one report for Mr. Klein which was filed late and reported the purchase of 200 shares.


                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Summary Compensation Table

     Only the following four executive officers of the Company had salary and bonus exceeding $100,000 in 1994.
       Name and Principal                                                          Other Annual       All Other
            Position                                   Year  Salary<F1> Bonus<F2> Compensation<F3> Compensation<F4>
Ward N. Kirby, President and CEO...................    1994  $201,504   $65,315       $2,590           $4,262
                                                       1993  $191,397   $64,251       $2,590           $7,040
                                                       1992  $180,435   $46,527       $2,590           $4,364

Robert F. Caldwell, Executive Vice President
 and COO...........................................    1994  $175,739   $55,481       $1,008           $4,262
                                                       1993  $166,863   $53,483       $1,008           $6,139
                                                       1992  $157,516   $38,071       $1,008           $3,830
Lawrence J. Gagnon, Vice President, Secretary and
 General Counsel...................................    1994  $123,216   $38,241       $1,841           $4,262
                                                       1993  $116,961   $39,778       $1,841           $4,050
                                                       1992  $113,061   $20,610       $1,841           $2,641
Marcia M. Chmielewski, Vice President, Treasurer
 and CFO...........................................    1994   $88,923   $22,648         $828           $2,938
                                                       1993   $79,757   $16,180         $828           $2,707
                                                       1992   $71,446   $11,391         $828           $1,619
____________________

<F1>
Actual salary paid during the year.
<F2>
Cash incentive earned during the year pursuant to the Company's incentive plan then in effect and bonus paid to reimburse the premium cost of a whole life insurance policy.
<F3>
Amount paid to reimburse the executive for taxes relating to the bonus for life insurance discussed in the preceding note.
<F4>
Portion of the Company's contribution to the Employee Stock Ownership Trust which is applicable to the executive.

Employment Contracts

     Each of the above executive officers (except Ms. Chmielewski) is a party to an employment agreement with the Company. Each employment agreement provides for a lump sum payment to the executive officer if the Company terminates the executive's employment other than for "cause" or if the executive resigns due to a required relocation of personal residence or a reduction in base salary. "Cause" is limited to certain intentional misconduct. The lump sum payment will equal the executive's present salary for the remainder of the term of the agreement, provided that not less than six nor more than twelve months salary shall be paid. The Company also agrees to continue insurance, medical, dental and similar benefit plans for the term of the agreement. Certain other limitations apply. In addition, the agreements give each officer the right to resign in case of a change of control and receive severance compensation equal to 2.99 times his average annual compensation over the last five years.


Pension Plan

     The Company retirement plan is a non-contributory plan. Substantially all employees are eligible to participate. All above-named executive officers participate. The plan covers base salary excluding overtime, bonuses, etc., and is based on three years average salary.

     Under the retirement plan, at normal retirement (age 65) a member will receive an annual retirement income equal to 1.5% of his highest average earnings over a three-year period multiplied by years of credited service prior to November 1, 1970 and 1.75% of such average earnings multiplied by years of credited service after October 31, 1970. As of January 1, 1995, Messrs. Kirby, Caldwell and Gagnon had 22, 15 and 4 years of credited service, respectively, and Ms. Chmielewski had 8 years of credited service. The following table is meant to illustrate the level of annual retirement incomes available under the plan at normal retirement age, based on the accrual rate for years of service after October 31, 1970 and the highest three year average annual remuneration. Actual amounts to be paid are limited by law. For example, a single straight life annuity starting in 1994 for a 65 year old retiree could not exceed $118,800. Also, for 1994 only the first $150,000 of compensation may be considered.

   Annual                                Years of Credited Service
Remuneration      5        10        15        20        25        30         35         40
    90,000      7,875    15,750    23,625    31,500    39,375    47,250     55,125     63,000
   120,000     10,500    21,000    31,500    42,000    52,500    63,000     73,500     84,000
   150,000     13,125    26,250    39,375    52,500    65,625    78,750     91,875    105,000
   180,000     15,750    31,500    47,250    63,000    78,750    94,500    110,250    126,000

     Employees who are directors receive no additional compensation for service as directors. All other directors were paid $1,000 per month and $575 for each directors' meeting attended in 1994 except that the chairman of the board was paid $2,000 per month and $775 per meeting attended. Non-employee directors received $575 for each committee meeting attended except that committee chairmen were paid $775.

     The Company has also established a deferred compensation and Phantom Stock program for non-employee directors. Non-employee directors have the option to defer the annual compensation described in the above paragraph for each upcoming year. If deferred, the compensation accrues interest at the prime rate or, at the prior election of the director, is treated as if it were invested in new stock (phantom stock) through the dividend reinvestment program. Only one director is deferring compensation for 1995; such compensation is being used to purchase phantom stock.

     Non-employee directors also accrue $3,000 per year in the form of retirement compensation payable after leaving the Board.


           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     As previously mentioned, Messrs. Andreoni, Klein and Wirtz and Ms. Stotler are members of the Executive Compensation Committee. The Company from time to time makes short-term and long-term borrowings from Michigan National Bank, of which Mr. Andreoni is Port Huron City Chairman. During 1994, the maximum amount of such indebtedness at any one time outstanding was $33,000,000 at an interest rate of approximately 6.4% per annum which was used for working capital for the Company and its subsidiaries. Such borrowings were at rates considered to be competitive and were on terms and conditions similar to other like loans made by such bank. At December 31, 1994, there was no outstanding indebtedness to such bank.

     Notwithstanding anything to the contrary set forth in any of the Company's filings under the Securities Act of 1933, or the Securities Exchange Act of 1934, the following report and the Performance Graph shall not be deemed to be incorporated by reference into any such filings except to the extent that they are specifically incorporated.


             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Executive Compensation Committee (ECC) is responsible for recommending to the full Board the compensation of executive officers. The ECC is composed of four non-employee directors. The ECC has adopted a strategy to adjust all salary, benefits and perquisites for an executive to reflect an average of that paid to executives with similar experience, responsibilities and authority in a peer group of companies. The elements of compensation include base salary, benefits, perquisites and incentive. An independent consulting firm has been employed by the ECC to assist in developing and implementing this strategy and in developing an incentive plan. The incentive plan provides an executive with an opportunity for above-average total compensation but only if his performance is above average and the corporate income targets, which also reward the shareholder, are achieved. The incentive plan for 1994 provided for cash bonuses to the Company's executives based on the degree of achievement of the Company's income target for 1994 which was established by the Board of Directors and the executive's individual performance which is monitored by the ECC. All the incentive awards for 1994 are included in the above compensation table in the "Bonus" column. The 1994 base salary amounts were determined by the ECC and approved by the full Board of Directors. Messrs. Kirby, Caldwell and Gagnon each received an increase of 4% in base salary, effective January 1, 1994. This increase was reflective of the average increase for executives in the peer group survey. Ms. Chmielewski received an increase of 9.4% in base salary effective January 1, 1994, in recognition of her performance and increase in responsibilities. Mr. Kirby's performance evaluation for 1993 was based on an analysis of his performance as against his personal goals for 1993 which included achievement of the corporate income target for 1993.

                              EXECUTIVE COMPENSATION COMMITTEE

                              Frank G. Andreoni, Chair      Edith A. Stotler
                              Harvey I. Klein               John W. Wirtz


                                PERFORMANCE GRAPH

     The following graph compares cumulative total returns (assuming reinvestment of dividends). The stock price performance shown on the graph is not necessarily indicative of future price performance. The graph assumes the investment of $100 in the Company's stock, the stocks representing the EDJ index and the stocks representing the S&P 500 index on December 31, 1989.

                 Comparison of Five Year Cumulative Total Return
           Among stock of Southeastern Michigan Gas Enterprises, Inc.,
                                S&P 500 Index and
          Edward D. Jones & Co. Natural Gas Distribution Company Index
     Measurement Period       Southeastern Michigan    Edward D.      S&P 500
    (Fiscal Year Covered)     Gas Enterprises, Inc.    Jones Index    Index
Measurement Pt-12/31/89              $100                 $100         $100

FYE 12/31/90                         $ 81                 $101         $ 97
FYE 12/31/91                         $ 97                 $121         $126
FYE 12/31/92                         $133                 $145         $136
FYE 12/31/93                         $173                 $169         $150
FYE 12/31/94                         $154                 $152         $152


                         INDEPENDENT PUBLIC ACCOUNTANTS

     Arthur Andersen & Co. have been the auditors for the Company and Southeastern Michigan Gas Company for over thirty (30) years and have been appointed by the Board of Directors to continue in that capacity during 1995. A member of Arthur Andersen & Co. will be available at the Shareholders Meeting to make a statement if he so desires and to answer appropriate questions.


                              SHAREHOLDER PROPOSALS

     A proposal to be included in the proxy statement or form of proxy for the Company's next annual meeting of shareholders must be received at the Company's principal executive office not later than November 21, 1995.


                                 OTHER BUSINESS

     The management of the Company knows of no matters other than those above stated which are to be brought before the meeting. However, if any other such matters should be presented for action, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their judgment on such matters.

     It is important that proxies be returned promptly to avoid unnecessary expenses. Therefore, all Common Shareholders (even those planning to attend the meeting) are urged, regardless of the number of shares of stock owned, to sign, date and return the enclosed proxy in the business-reply envelope, also enclosed. Shareholders attending in person may withdraw their proxies and vote in person.

                                        By order of the Board of Directors


                                        Lawrence J. Gagnon
                                           (Signature)
                                        Lawrence J. Gagnon, Secretary

                                      [MAP]
                                    APPENDIX



Map on back cover shows general area, specific street and specific building where shareholders meeting will take place.

                                     [Logo]
                                  SOUTHEASTERN
                            MICHIGAN GAS ENTERPRISES

                                        March 21, 1995




Dear Mr./Mrs. Shareholder:

You are cordially invited to attend the Annual Meeting of the Shareholders of Southeastern Michigan Gas Enterprises, Inc. to be held at the McMorran Auditorium, 701 McMorran Boulevard, Port Huron, Michigan, on Tuesday, April 18, 1995, at 2:00 p.m., local time.

The enclosed formal Notice of Meeting and Proxy Statement provide information concerning the matters to be considered at the meeting.

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend, you can be sure your shares are represented at the meeting by promptly returning your completed proxy in the enclosed envelope. We are pleased with the response of our shareholders to the solicitation of proxies for the 1994 Annual Meeting, at which approximately 81% of the Company's eligible shares were represented in person or by proxy. You may cancel your proxy prior to or at the meeting and may vote in person if you wish.

                                        Sincerely,

                                        Ward N. Kirby
                                          (signature)
                                        Ward N. Kirby
                                        President and C.E.O.

      Properly executed proxies will be voted as marked and, if not marked, will be voted "FOR" the election of the nominees listed in the accompanying
                                Proxy Statement.

Tear Here                                                             Tear Here
- ---                                                                         ---
SOUTHEASTERN MICHIGAN GAS ENTERPRISES, INC.            Please Mark Your
This Proxy is Solicited on Behalf of the               Choice Like This In
Board of Directors.                                    Blue or Black Ink.   [X]
- --------------------------------------------------------------------------------
The Board of Directors recommends a vote FOR the Director Nominees:
1.   Election of Directors
     (Check Only One Box)

     A.   For all nominees  [  ]

     B.   For none of the nominees  [  ]

     C.   For all nominees except names crossed out  [  ]

     Robert F. Caldwell    Ward N. Kirby
     Frederick S. Moore    Donald W. Thomason
- --------------------------------------------------------------------------------
2. IN THEIR DISCRETION, UPON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. Shares will be voted as specified. IF NO SPECIFICATION IS MADE, SHARES WILL BE VOTED FOR THE NOMINEES AS PROPOSED. If any other matters arise the proxies or substitutes may vote according to their best judgment.
- --------------------------------------------------------------------------------
The undersigned hereby appoints Gary E. Olmstead and Edward K. Corry with powers of substitution in each, proxies to vote all Common Shares of SOUTHEASTERN MICHIGAN GAS ENTERPRISES, INC. (the Company) which the undersigned may be entitled to vote at the annual meeting of the Shareholders of the Company to be held Tuesday, April 18, 1995, and at all adjournments thereof, on the matters set forth in the Proxy Statement and such other matters as may come before the meeting; and hereby directs that this proxy be voted in accordance with the specification made which is consistent with the options preprinted.

Please date, sign and mail promptly in the self-addressed return envelope which requires no postage if mailed in the United States. Persons signing in representative capacity should indicate as such. If shares are held jointly, both owners should sign.

                                   Dated                                 , 1995
                                         --------------------------------


                                   Signature
                                             -----------------------------------


                                   Signature
                                             -----------------------------------